SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

January 25, 2006

ProUroCare Medical, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-103781	20-1212923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Carlson Parkway, Suite 124 Plymouth, Minnesota	55447
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (952-476-9093)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into Material Agreements.

On January 25, 2006, ProUroCare Inc. borrowed, for short-term working capital needs, a total of $48,000 in three separate transactions:

1.            $12,500 from Alexander Nazarenko, a Director of the Company; in consideration, the Company executed and delivered to issued to Mr. Nazarenko a $12,500 unsecured demand promissory note (the “Note”).  The Note bears interest at an annual rate of Prime Plus One Percent;

2.            $12,500 from David F. Koenig, a Director of the Company; in consideration, the Company executed and delivered to Mr. Koenig a $12,500 unsecured demand promissory note (the “Note”).  The Note bears interest at an annual rate of Prime Plus One Percent; and

3.            $23,000 from Adron Holdings, LLC (“Adron”), a Minnesota limited liability company, pursuant to a Loan Agreement between the Company, Adron, the Company’s Chief Executive Officer (Maurice Taylor II) and David Koenig, a Director of the Company.  In consideration for such $23,000 loan, the Company issued to Adron a $23,000 unsecured promissory note (the “Note”).  This Note is due on March 14, 2006, and if not paid by such date, the Company is obligated to pay an administrative fee of $4,000; such fee shall also be reduced on a pro rata basis if paid before March 14, 2006. Under the terms of this Loan Agreement, the Company issued a five-year warrant to Adron to acquire 50,000 shares of Company common stock at $0.50 per share.  If the loan is not paid by March 14, 2006, the Company is obligated to issue another five-year warrant to Adron to purchase 50,000 shares of the Company’s common stock at $0.50 per share.  Mr. Taylor and Mr. Koenig each personally guaranteed one-half of the Company’s obligations under the Note.

Item 9.01   Financial Statements and Exhibits

10.1                                                                           Demand Promissory Note dated January 25, 2006 for $12,500 issued to Alexander Nazarenko.

10.2                                                                           Demand Promissory Note dated January 25, 2006 for $12,500 issued to David Koenig.

10.3                                                                           Loan Agreement dated January 25 by and among Adron Holdings, LLC, ProUroCare Inc., Maurice Taylor II and David Koenig.

10.4                                                                           Promissory Note dated January 25, 2005 for $23,000 issued to Adron Holdings, LLC.

10.5                                                                           Guarantee of Maurice Taylor II dated January 25, 2006.

10.6                                                                           Guarantee of David Koenig dated January 25, 2006.

10.7                                                                           Warrant for Shares of Common Stock of ProUroCare Medical, Inc. dated January 25, 2006 issued to Adron Holdings, LLC.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROUROCARE MEDICAL, INC.

Date: January 31, 2006.	By:	/s/ Maurice R. Taylor II
Maurice R. Taylor, Chief Executive Officer